SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2002

ONI Systems Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30633	77046-9657
(Commission File Number)	(IRS Employer Identification No.)

5965 Silver Creek Valley Road, San Jose, California	95138

(Address of Principal Executive Offices)	(Zip Code)

(408) 965-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5:    Other Events

            Ken Burckhardt, Vice President, Finance and Interim Chief Financial Officer of ONI Systems Corp. is leaving the company. ONI Systems has hired George Reyes to serve as the company’s Interim Chief Financial Officer until a permanent Chief Financial Officer is hired.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2002

ONI SYSTEMS CORP.

By:	/s/ Hugh C. Martin_________
Hugh C. Martin
President, Chief Executive Officer and
Chairman of the Board of Directors